UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
March 16, 2010

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	000-15540 (Commission File Number)	91-1223535 (I.R.S. Employer Identification No.)
332 S.W. Everett Mall Way P.O. Box 2215 Everett, Washington (Address of principal executive offices)	98204 (Zip Code)
Registrant’s telephone number, including area code: (425) 514-0700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
 [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Form 8-K/A filing is to report that, on March 16, 2010, Frontier Financial Corporation announced revised results for the quarter and year ended December 31, 2009, which were originally announced on January 29, 2010.  The revised results for the quarter and year ended December 31, 2009, reflect an additional $30.0 million to the provision for loan losses, an additional $3.5 million valuation adjustment on other real estate owned and a $4.3 million (pre-tax) other-than-temporary impairment (“OTTI”) loss on available for sale securities. Pursuant to Rule 412 of Regulation C under the Securities Act of 1933, as amended, the Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 1, 2010, is hereby amended and superseded in its entirety by this Form 8-K/A.

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2010, the Corporation released revised results for the quarter and year ended December 31, 2009.  A copy of the revised press release is attached as Exhibit 99.1 and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

    (d)  Exhibits

Exhibit 99.1	Press Release dated March 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)
March 16, 2010	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chief Executive Officer

Exhibit Index

99.1	Press Release dated March 16, 2010.